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                                                                    EXHIBIT 99.1

         Phone: (503)986-2200
           Fax: (503)378-4381   Articles/Certificate of Correction--All Entities
 [SEAL] ------------------------------------------------------------------------

         Secretary of State
         Corporation Division
         255 Capitol St. NE, Suite 151
         Salem, OR 97310-1327
         FilingInOregon.com

  REGISTRY NUMBER: 043963-88

In accordance with Oregon Revised Statute 192.410-192.490, the information on this application is public record.

We must release this information to all parties
upon request and it will be posted on our website.           For office use only
--------------------------------------------------------------------------------
 Please Type or Print Legibly in Black Ink. Attach Additional Sheet if
 Necessary.

 1)    NAME OF ENTITY Microfield Group, Inc.

       NOTE: The Change of Registered Agent or Office form must be used to change the registered agent.
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 2)    DOCUMENT DESCRIPTION (Describe the document to be corrected, including the date on which it was filed, or attach a copy of the document to be corrected.)

       Eighth Restated Articles of Incorporation filed on September 8, 2004
       _________________________________________________________________________
       _________________________________________________________________________
       _________________________________________________________________________

 3) INCORRECT STATEMENT (Describe the incorrect statement and indicate the reason it is incorrect.)

       Description of the Series 4 Preferred Stock, described in the Seventh Restated Articles of Incorporation filed April 2, 2004, was inadvertently omitted from the Eight Restated Articles, which also affects cross-references in Section 3(a) of Article II.E and Section 3(a) of
       Article II.F.
       _________________________________________________________________________
       _________________________________________________________________________

 4) CORRECTION (The incorrect statement is corrected to read as follows. Attach additional sheets if necessary.)

       Page 3, Line 1 of Section 3(a) of Article II.E. of the Eighth Restated is amended to read as follows:

          "(a) Subject to Section H, of this Article II, in the event of any liquidation ***"

       Page 7, Line 1 of Section 3(a) of Article II.F. of the Eighth Restated is amended to read as follows:

          "(a) Subject to Section H, of this Article II, in the event of any liquidation ***"

       Page 11, Article II.G of the Eighth Restated is deleted and replaced with
       Article II.G & H (see attached)
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 5)    EXECUTION

       Signature              Printed Name         Title                  Date

       /s/ Gary Kapral        Gary Kapral          CFO/Treasurer          3/3/05
       ---------------
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 6)    CONTACT NAME (To resolve questions with this filing.)

       JoDee K. Keegan

       DAYTIME  PHONE NUMBER (Include area code.)

       (503) 224-6440

                                      FEES

    Required Processing Fee                                     $50
    Confirmation Copy (Optional)                                $ 5

                       Processing Fees are nonrefundable.

              Please make check payable to "Corporation Division."

NOTE:

Fees may be paid with VISA or MasterCard. The card number and expiration date should be submitted on a separate sheet for your protection.
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Attachment to ARTICLES OF CORRECTION
Microfield Group, Inc. (Registry No. 043968-88)

New Article II.G and II.H as follows:

      G. There shall be a series of Preferred Stock designated as Series 4 Preferred Stock ("SERIES 4 PREFERRED"), consisting of 100,000 shares, with the following preferences, limitations and relative rights:

            Section 1. Definitions. For purposes of Section 2 through Section 5 of this Article II.G, the following terms shall have the respective meanings indicated below or as set forth in the indicated section:

            Additional Proceeds - Section 3(a).

            Conversion Rights - Section 4.

            Corporation - Microfield Group, Inc.

            Junior Stock - Common Stock and shares of any other class or series of capital stock ranking junior to the Series 4 Preferred with respect to both the payment of dividends and the distribution of assets upon the liquidation, dissolution or winding up of the Corporation. Series 2 Preferred and Series 3 Preferred are not Junior Stock and shall be treated pari passu with the Series 4 Preferred.

            Issue Price - $380.00 per share.

            Subsidiary - Any corporation at least 50 percent of the outstanding voting stock of which is owned directly or indirectly by the Corporation.

            Section 2. Dividends.

            (a) Junior Stock. Dividends and distributions (other than those payable solely in Junior Stock) may be paid, or declared and set aside for payment, upon shares of Junior Stock in any calendar year only if dividends shall have been paid, or declared and set apart for payment, on account of all shares of Series 4 Preferred as provided in Section 2(b) of this Article II.G below.

            (b) Series 4 Preferred. Series 4 Preferred shares issued and outstanding shall be entitled to receive a cash dividend in the amount of 6.5% of the Issue Price per annum. The Series 4 Preferred dividends shall be cumulative and payable in cash on a quarterly basis, subject to the declaration of the dividend by the board of directors upon a determination that any such dividend is permitted under ORS 60.181. Any declared but unpaid dividend will not bear interest and will be payable out of legally available funds. If such funds are not sufficient to pay

1 - Attachment to Articles of Correction (Microfield Group, Inc.)

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this dividend, either in whole or in part, then no dividend or distribution will be paid with respect to the Junior Stock (other than a dividend payable in Junior Stock) until full cumulative dividends on the Series 2 Preferred, Series
3 Preferred, and Series 4 Preferred for all past quarters have been declared and paid or the Corporation has set aside a sum sufficient to pay such dividends.

            Section 3. Liquidation Preference

            (a) Subject to Section H, of this Article II, in the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, the holders of each share of Series 4 Preferred shall be entitled to be paid out of the assets of the Corporation available for distribution to its shareholders, before any declaration and payment or setting apart for payment of any amount shall be made in respect of Junior Stock, an amount equal to the Issue Price and all accrued but unpaid dividends.

            (b) After the payment or distributions described in Section 3(a) above have been made, the remaining assets of the Corporation available for distribution to its shareholders shall be distributed among the holders of Junior Stock.

            Section 4. Conversion. The holders of the Series 4 Preferred shall have the following conversion rights (the "Conversion Rights"):

            (a) Right to Convert

                  (i) Each holder of shares of Series 4 Preferred may, at the holder's option after March 31, 2005, convert all or any part of such share(s) from time to time into shares of Common Stock at any time after the date of issuance. Each such share of Series 4 Preferred shall be converted into one thousand shares of fully paid and nonassessable shares of Common Stock.

                  (ii) Upon conversion of the Series 4 Preferred, the Common Stock so issued shall be duly and validly issued, fully paid and nonassessable shares of the Corporation.

                  (iii) Each Share of Series 4 Preferred shall automatically be converted into Shares of Common Stock on a one-for-one thousand basis on the third anniversary of the date of issuance of the Series 4 Preferred.

                  (iv) Upon the occurrence of the event specified in clause
(iii) of this Section 4(a), the outstanding shares of the Series 4 Preferred to be converted shall be converted automatically without any further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable upon such conversion unless certificates evidencing such shares of the Series 4 Preferred being converted are either delivered to the Corporation or any transfer agent, as hereinafter provided, or the holder notifies the Corporation or any transfer agent, as hereinafter provided, that such certificates have been lost, stolen, or destroyed and

2 - Attachment to Articles of Correction (Microfield Group, Inc.)

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executes an agreement satisfactory to the Corporation to indemnify the
Corporation from any loss incurred by it in connection therewith. Upon the automatic conversion of the Series 4 Preferred, the holders of such Series 4 Preferred shall surrender the certificates representing such shares at the office of the Corporation or of any transfer agent for the Common Stock. Thereupon, there shall be issued and delivered to such holder, promptly at such office and in the holder's name as shown on such surrendered certificate or certificates, a certificate or certificates for the number of shares of Common Stock into which the shares of the Series 4 Preferred surrendered were convertible on the date on which such automatic conversion occurred.

            (b) Mechanics of Conversion. Before any holder of Series 4 Preferred shall be entitled to convert the same into shares of Common Stock, the holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series 4 Preferred, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The Corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series 4 Preferred, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series 4 Preferred to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act of 1933, the conversion may, at the option of any holder tendering Series 4 Preferred for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series 4 Preferred shall not be deemed to have converted such Series 4 Preferred until immediately prior to the closing of such sale of securities.

            (c) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons or assets (excluding cash dividends), then, in each such case for the purpose of this Section 4(c), the holders of the Series 4 Preferred shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series 4 Preferred are convertible as of the record date fixed for the determination of the holders of Junior Stock of the Corporation entitled to receive such distribution.

            (d) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 4), provision shall be made so that the holders of the Series 4 Preferred shall thereafter be entitled to receive upon conversion of the Series 4 Preferred the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the

3 - Attachment to Articles of Correction (Microfield Group, Inc.)

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application of the provisions of this Section 4 with respect to the rights of the holders of the Series 4 Preferred after the recapitalization to the end that the provisions of this Section 4 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series 4 Preferred) shall be applicable after that event as nearly equivalent as may be practicable.

            (e) No Impairment. The Corporation will not, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 4 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series 4 Preferred against impairment.

            (f) No Fractional Shares and Certificate as to Adjustments

                  (i) No fractional shares shall be issued upon conversion of the Series 4 Preferred and the number of shares of Common Stock to be issued shall be rounded to the nearest whole share. Whether fractional shares would otherwise be issuable upon conversion shall be determined on the basis of the total number of shares of Series 4 Preferred the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                  (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price pursuant to this Section 4, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series 4 Preferred, by first class mail, postage prepaid, a certificate setting forth the calculation upon which such adjustment or readjustment is based, including a statement setting forth (A) the consideration received or to be received by the Corporation for any Additional Stock, (B) the Conversion Price then in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series 4 Preferred.

            (g) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series 4 Preferred, at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

            (h) Reservation of Stock Issuable upon Conversion. The Corporation shall at all times, following the date the Series 4 Preferred are eligible to be converted to Common Stock, reserve and keep available out of its authorized but unissued shares of Common Stock, solely for

4 - Attachment to Articles of Correction (Microfield Group, Inc.)

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the purpose of effecting the conversion of the shares of Series 4 Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of Series 4 Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series 4 Preferred, in addition to such other remedies as shall be available to the holder of such Series 4 Preferred, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

            (i) Notices. Any notice required by the provisions of this Section 4 to be given to the holder of shares of Series 4 Preferred shall be deemed given when personally delivered to such holder or two business days after the same has been deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, and addressed to each holder of record at the holder's address appearing on the books of the Corporation.

            Section 5. Voting Rights. Each holder of Series 4 Preferred shall have the right to one vote for each share of Common Stock into which such Series 4 Preferred could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of a holder of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any shareholders' meeting in accordance with the bylaws of the Corporation, and shall be entitled to vote, together with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote.

            Section 6. Amendment. Upon the automatic conversion of every outstanding share of Series 4 Preferred into Shares of Common Stock pursuant to
Section 4(a)(iii) of Article II.G, these Eighth Restated Articles of Incorporation shall automatically be amended to delete Article II.G hereof in its entirety and Article II.G shall have no further force and effect. Upon such automatic amendment, the officers of the Company are authorized and directed to do such acts and things as may be necessary or appropriate to effect said amendment, including filing restated articles that include such amendment and making any other required filings with any authorities of the state of Oregon.

      B. Liquidation Preferences Series 2 Preferred, Series 3 Preferred and Series 4 Preferred. The holder of each share of Series 2 Preferred, Series 3 Preferred and Series 4 Preferred shall be entitled pari passu to be paid out of the assets of the Company an amount per share equal to the original Series 2 Issue Price, the original Series 3 Issue Price, the original Series 4 Issue Price, as applicable, plus all declared and unpaid dividends (as adjusted for any stock dividends, combinations, splits or recapitalizations) for each share. If, upon any such liquidation, distribution, or winding up, the assets of the Company shall be insufficient to make payment in full to all holders of Series 2 Preferred, Series 3 Preferred and Series 4 Preferred of the liquidation preferences set forth in this Section H, then such assets shall be distributed among the holders of Series 2 Preferred, Series 3 Preferred, and Series 4 Preferred at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

5 - Attachment to Articles of Correction (Microfield Group, Inc.)